Exhibit (g)(6)

APPENDIX B

TO

CUSTODIAN AGREEMENT

BETWEEN

STATE STREET BANK AND TRUST COMPANY

AND

EACH OF THE INVESTMENT

COMPANIES LISTED ON APPENDIX “A” THERETO  DATED AS OF APRIL 12, 2007

Updated as of December 31, 2014

The following is a list of Additional Custodians, Special Subcustodians, Foreign Subcustodians and Eligible Securities Depositories under the Custodian Agreement dated as of April 12, 2007 (the “Custodian Agreement”):

A.

ADDITIONAL CUSTODIANS:

CUSTODIAN	PURPOSE
BANK OF NEW YORK	FICASH
FITERM

B

SPECIAL SUBCUSTODIANS

Subcustodian	Purpose
Bank of New York	Ficash

State Street

Global Custody Network

December 31, 2014

State Street Global Custody Network December 31, 2014

APPENDIX B

SUBCUSTODIANS

MARKET	SUBCUSTODIAN	ADDRESS
Albania	Raiffeisen Bank sh.a.	Blv. "Bajram Curri" ETC – Kati 14 Tirana, Albania
Argentina	Citibank, N.A.	Bartolome Mitre 530 1036 Buenos Aires, Argentina
Australia	Citigroup Pty. Limited	120 Collins St. Melbourne, VIC 3000, Australia
	The Hongkong and Shanghai Banking Corporation Limited	HSBC Custody and Clearing Level 13, 580 George St. Sydney, NSW 2000, Australia
Austria	Deutsche Bank AG	Fleischmarkt 1 A-1010 Vienna, Austria
	UniCredit Bank Austria AG	Custody Department / Dept. 8398-TZ Julius Tandler Platz 3 A-1090 Vienna, Austria
Bahrain	HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	1st Floor, Bldg. #2505 Road # 2832, Al Seef 428 Kingdom of Bahrain
Bangladesh	Standard Chartered Bank	Silver Tower, Level 7 52 South Gulshan Commercial Area Gulshan 1, Dhaka 1212, Bangladesh
Belgium	Deutsche Bank AG, Netherlands (operating through its Amsterdam branch with support from its Brussels branch)	De Entrees 99-197 1101 HE Amsterdam, Netherlands
Benin	via Standard Chartered Bank Côte d’Ivoire S.A., Abidjan, Ivory Coast	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire
Bermuda	HSBC Bank Bermuda Limited	6 Front Street Hamilton, HM06, Bermuda
Federation of Bosnia and Herzegovina	UniCredit Bank d.d.	Zelenih beretki 24 71 000 Sarajevo Federation of Bosnia and Herzegovina
Botswana	Standard Chartered Bank Botswana Limited	4th Floor, Standard Chartered House Queens Road The Mall Gaborone, Botswana
Brazil	Citibank, N.A.	AV Paulista 1111 São Paulo, SP 01311-920 Brazil
Bulgaria	Citibank Europe plc, Bulgaria Branch	Serdika Offices, 10th floor 48 Sitnyakovo Blvd. 1505 Sofia, Bulgaria
	UniCredit Bulbank AD	7 Sveta Nedelya Square 1000 Sofia, Bulgaria

Burkina Faso	via Standard Chartered Bank Côte d’Ivoire S.A., Abidjan, Ivory Coast	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire
Canada	State Street Trust Company Canada	30 Adelaide Street East, Suite 800 Toronto, ON Canada M5C 3G6
Chile	Banco Itaú Chile S.A.	Enrique Foster Sur 20, Piso 5 Las Condes, Santiago de Chile
People’s Republic of China	HSBC Bank (China) Company Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	33rd Floor, HSBC Building, Shanghai IFC 8 Century Avenue Pudong, Shanghai, China (200120)
	China Construction Bank Corporation (for A-share market only)	No.1 Naoshikou Street Chang An Xing Rong Plaza Beijing 100032-33, China
	Citibank N.A. (for Shanghai – Hong Kong Stock Connect market only)	39th Floor Citibank Tower Citibank Plaza, 3 Garden Road Central, Hong Kong
	The Hongkong and Shanghai Banking Corporation Limited (for Shanghai – Hong Kong Stock Connect market only)	Level 30, HSBC Main Building 1 Queen's Road Central, Hong Kong
	Standard Chartered Bank (Hong Kong) Limited (for Shanghai – Hong Kong Stock Connect market)	15th Floor Standard Chartered Tower 388 Kwun Tong Road Kwun Tong, Hong Kong
Colombia	Cititrust Colombia S.A. Sociedad Fiduciaria	Carrera 9A, No. 99-02 Bogotá DC, Colombia
Costa Rica	Banco BCT S.A.	160 Calle Central Edificio BCT San José, Costa Rica
Croatia	Privredna Banka Zagreb d.d.	Custody Department Radnička cesta 50 10000 Zagreb, Croatia
	Zagrebacka Banka d.d.	Savska 60 10000 Zagreb, Croatia
Cyprus	BNP Paribas Securities Services, S.C.A., Greece (operating through its Athens branch)	94 V. Sofias Avenue & 1 Kerasountos Str. 115 28 Athens, Greece
Czech Republic	Československá obchodní banka, a.s.	Radlická 333/150 150 57 Prague 5, Czech Republic
	UniCredit Bank Czech Republic and Slovakia, a.s.	BB Centrum – FILADELFIE Želetavská 1525/1 140 92 Praha 4 - Michle, Czech Republic
Denmark	Nordea Bank AB (publ), Sweden (operating through its subsidiary, Nordea Bank Danmark A/S)	Strandgade 3 0900 Copenhagen C, Denmark
	Skandinaviska Enskilda Banken AB (publ), Sweden (operating through its Copenhagen branch)	Bernstorffsgade 50 1577 Copenhagen, Denmark
Ecuador	Banco de la Producción S.A. PRODUBANCO	Av. Amazonas N35-211 y Japon Quito, Ecuador
Egypt	HSBC Bank Egypt S.A.E. (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	6th Floor 306 Corniche El Nil Maadi

Cairo, Egypt
Estonia	AS SEB Pank	Tornimäe 2 15010 Tallinn, Estonia
Finland	Nordea Bank AB (publ), Sweden (operating through its subsidiary, Nordea Bank Finland Plc.)	Satamaradankatu 5 00500 Helsinki, Finland
	Skandinaviska Enskilda Banken AB (publ), Sweden (operating through its Helsinki branch)	Securities Services Box 630 SF-00101 Helsinki, Finland
France	Deutsche Bank AG, Netherlands (operating through its Amsterdam branch with support from its Paris branch)	De Entrees 99-197 1101 HE Amsterdam, Netherlands
Republic of Georgia	JSC Bank of Georgia	29a Gagarini Str. Tbilisi 0160, Georgia
Germany	Deutsche Bank AG	Alfred-Herrhausen-Allee 16-24 D-65760 Eschborn, Germany
Ghana	Standard Chartered Bank Ghana Limited	P. O. Box 768 1st Floor High Street Building Accra, Ghana
Greece	BNP Paribas Securities Services, S.C.A.	94 V. Sofias Avenue & 1 Kerasountos Str. 115 28 Athens, Greece
Guinea-Bissau	via Standard Chartered Bank Côte d’Ivoire S.A., Abidjan, Ivory Coast	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire
Hong Kong	Standard Chartered Bank (Hong Kong) Limited	15th Floor Standard Chartered Tower 388 Kwun Tong Road Kwun Tong, Hong Kong
Hungary	Citibank Europe plc Magyarországi Fióktelepe	7 Szabadság tér, Bank Center Budapest, H-1051 Hungary
	UniCredit Bank Hungary Zrt.	6th Floor Szabadság tér 5-6 H-1054 Budapest, Hungary
Iceland	Landsbankinn hf.	Austurstræti 11 155 Reykjavik, Iceland
India	Deutsche Bank AG	Block B1, 4th Floor, Nirlon Knowledge Park Off Western Express Highway Goregaon (E) Mumbai 400 063, India
	The Hongkong and Shanghai Banking Corporation Limited	11F, Building 3, NESCO - IT Park, NESCO Complex, Western Express Highway Goregaon (East), Mumbai 400 063, India
Indonesia	Deutsche Bank AG	Deutsche Bank Building, 4th floor Jl. Imam Bonjol, No. 80 Jakarta 10310, Indonesia
Ireland	State Street Bank and Trust Company, United Kingdom branch	525 Ferry Road Edinburgh EH5 2AW, Scotland
Israel	Bank Hapoalim B.M.	50 Rothschild Boulevard

Tel Aviv, Israel 61000
Italy	Deutsche Bank S.p.A.	Investor Services Via Turati 27 – 3rd Floor 20121 Milan, Italy
Ivory Coast	Standard Chartered Bank Côte d’Ivoire S.A.	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire
Japan	Mizuho Bank, Limited	4-16-13, Tsukishima, Chou-ku Tokyo 104-0052, Japan
	The Hongkong and Shanghai Banking Corporation Limited	HSBC Building 11-1 Nihonbashi 3-chome, Chuo-ku Tokyo 1030027, Japan
Jordan	Standard Chartered Bank	Shmeissani Branch Al-Thaqafa Street, Building # 2 P.O. Box 926190 Amman 11110, Jordan
Kazakhstan	JSC Citibank Kazakhstan	Park Palace, Building A, 41 Kazibek Bi street, Almaty 050010, Kazakhstan
Kenya	Standard Chartered Bank Kenya Limited	Custody Services Standard Chartered @ Chiromo, Level 5 48 Westlands Road P.O. Box 40984 – 00100 GPO Nairobi, Kenya
Republic of Korea	Deutsche Bank AG	18th Fl., Young-Poong Building 33 Seorin-dong Chongro-ku, Seoul 110-752, Korea
	The Hongkong and Shanghai Banking Corporation Limited	HSBC Building #25 1-Ka Bongrae-Dong Chung-ku, Seoul 100-161, Korea
Kuwait	HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	Kuwait City, Qibla Area Hamad Al-Saqr Street Kharafi Tower, G/1/2 Floors P. O. Box 1683, Safat 13017, Kuwait
Latvia	AS SEB banka	Unicentrs, Valdlauči LV-1076 Kekavas pag., Rigas raj., Latvia
Lebanon	HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	St. Georges Street, Minet El-Hosn Beirut 1107 2080, Lebanon
Lithuania	AB SEB bankas	Gedimino av. 12 LT 2600 Vilnius, Lithuania
Malawi	Standard Bank Limited	Kaomba Centre Cnr. Victoria Avenue & Sir Glyn Jones Road Blantyre, Malawi
Malaysia	Deutsche Bank (Malaysia) Berhad	Domestic Custody Services Level 20, Menara IMC 8 Jalan Sultan Ismail 50250 Kuala Lumpur, Malaysia
	Standard Chartered Bank Malaysia Berhad	Menara Standard Chartered 30 Jalan Sultan Ismail 50250 Kuala Lumpur, Malaysia

Mali	via Standard Chartered Bank Côte d’Ivoire S.A., Abidjan, Ivory Coast	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire
Mauritius	The Hongkong and Shanghai Banking Corporation Limited	5th Floor, HSBC Centre 18 Cybercity Ebene, Mauritius
Mexico	Banco Nacional de México, S.A.	3er piso, Torre Norte Act. Roberto Medellín No. 800 Col. Santa Fe Mexico, DF 01219
Morocco	Citibank Maghreb	Zénith Millénium Immeuble1 Sidi Maârouf – B.P. 40 Casablanca 20190, Morocco
Namibia	Standard Bank Namibia Limited	Standard Bank Center Cnr. Werner List St. and Post St. Mall 2nd Floor Windhoek, Namibia
Netherlands	Deutsche Bank AG	De Entrees 99-197 1101 HE Amsterdam, Netherlands
New Zealand	The Hongkong and Shanghai Banking Corporation Limited	HSBC House Level 7, 1 Queen St. Auckland 1010, New Zealand
Niger	via Standard Chartered Bank Côte d’Ivoire S.A., Abidjan, Ivory Coast	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire
Nigeria	Stanbic IBTC Bank Plc.	Plot 1712 Idejo St Victoria Island, Lagos 101007, Nigeria
Norway	Nordea Bank AB (publ), Sweden (operating through its subsidiary, Nordea Bank Norge ASA)	Essendropsgate 7 0368 Oslo, Norway
	Skandinaviska Enskilda Banken AB (publ), Sweden (operating through its Oslo branch)	P.O. Box 1843 Vika Filipstad Brygge 1 N-0123 Oslo, Norway
Oman	HSBC Bank Oman S.A.O.G. (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	2nd Floor Al Khuwair PO Box 1727 PC 111 Seeb, Oman
Pakistan	Deutsche Bank AG	Unicentre – Unitowers I.I. Chundrigar Road P.O. Box 4925 Karachi - 74000, Pakistan
Palestine	HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	Jaffa Street, Ramallah West Bank 2119, Palestine
Panama	Citibank, N.A.	Boulevard Punta Pacifica Torre de las Americas Apartado Panama City, Panama 0834-00555
Peru	Citibank del Perú, S.A.	Canaval y Moreyra 480 3rd Floor, San Isidro Lima 27, Perú
Philippines	Deutsche Bank AG	Global Transaction Banking Tower One, Ayala Triangle

1226 Makati City, Philippines
Poland	Bank Handlowy w Warszawie S.A.	ul. Senatorska 16 00-293 Warsaw, Poland
	Bank Polska Kasa Opieki S.A	31 Zwirki I Wigury Street 02-091, Warsaw, Poland
Portugal	BNP Paribas Securities Services, S.C.A., Paris (operating through its Paris branch with support from its Lisbon branch)	3 Rue D’Antin Paris, France Lt 1.19.01
	Deutsche Bank AG, Netherlands (operating through its Amsterdam branch with support from its Lisbon branch)	De Entrees 99-197 1101 HE Amsterdam, Netherlands
Puerto Rico	Citibank N.A.	1 Citibank Drive, Lomas Verdes Avenue San Juan, Puerto Rico 00926
Qatar	HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	2 Fl Ali Bin Ali Tower Building no.: 150 Airport Road Doha, Qatar
Romania	Citibank Europe plc, Dublin – Romania Branch	8, Iancu de Hunedoara Boulevard 712042, Bucharest Sector 1, Romania
Russia	Limited Liability Company Deutsche Bank	82, Sadovnicheskaya Street Building 2 115035 Moscow, Russia
Saudi Arabia	HSBC Saudi Arabia Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	HSBC Head Office, North Olaya Road P.O. Box 9084, Riyadh 11413 Saudi Arabia
Senegal	via Standard Chartered Bank Côte d’Ivoire S.A., Abidjan, Ivory Coast	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire
Serbia	UniCredit Bank Serbia JSC	Omladinskih Brigada 88, Airport City 11000 Belgrade, Serbia
Singapore	Citibank N.A.	3 Changi Business Park Crescent #07-00, Singapore 486026
	United Overseas Bank Limited	156 Cecil Street FEB Building #08-03 Singapore 069544
Slovak Republic	UniCredit Bank Czech Republic and Slovakia, a.s.	Ŝancová 1/A 813 33 Bratislava, Slovak Republic
Slovenia	UniCredit Banka Slovenija d.d.	Šmartinska 140 SI-1000 Ljubljana, Slovenia
South Africa	FirstRand Bank Limited	Mezzanine Floor 3 First Place Bank City Corner Simmonds & Jeppe Sts. Johannesburg 2001 Republic of South Africa
	Standard Bank of South Africa Limited	3rd Floor, 25 Sauer St. Johannesburg 2000 Republic of South Africa
Spain	Deutsche Bank S.A.E.	Calle de Rosario Pino 14-16, Planta 1 28020 Madrid, Spain

Sri Lanka	The Hongkong and Shanghai Banking Corporation Limited	24, Sir Baron Jayatilake Mawatha Colombo 01, Sri Lanka
Republic of Srpska	UniCredit Bank d.d.	Zelenih beretki 24 71 000 Sarajevo Federation of Bosnia and Herzegovina
Swaziland	Standard Bank Swaziland Limited	Standard House, Swazi Plaza Mbabane, Swaziland H101
Sweden	Nordea Bank AB (publ)	Smålandsgatan 17 105 71 Stockholm, Sweden
	Skandinaviska Enskilda Banken AB (publ)	Sergels Torg 2 SE-106 40 Stockholm, Sweden
Switzerland	Credit Suisse AG	Uetlibergstrasse 231 8070 Zurich, Switzerland
	UBS AG	Badenerstrasse 574 8098 Zurich, Switzerland
Taiwan - R.O.C.	Deutsche Bank AG	296 Ren-Ai Road Taipei 106 Taiwan, Republic of China
	Standard Chartered Bank (Taiwan) Limited	168 Tun Hwa North Road Taipei 105, Taiwan, Republic of China
Tanzania	Standard Chartered Bank (Tanzania) Limited	1 Floor, International House Corner Shaaban Robert St and Garden Ave PO Box 9011 Dar es Salaam, Tanzania
Thailand	Standard Chartered Bank (Thai) Public Company Limited	Sathorn Nakorn Tower 14th Floor, Zone B 90 North Sathorn Road Silom, Bangkok 10500, Thailand
Togo	via Standard Chartered Bank Côte d’Ivoire S.A., Abidjan, Ivory Coast	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire
Trinidad & Tobago	Republic Bank Limited	9-17 Park Street Port of Spain Republic of Trinidad & Tobago, West Indies
Tunisia	Banque Internationale Arabe de Tunisie	Direction des Marches de Capitaux 1080 Tunis Cedex, Tunisia
Turkey	Citibank, A.Ş.	Tekfen Tower Eski Buyukdere Caddesi 209 Kat 3 Levent 34394 Istanbul, Turkey
	Deutsche Bank A.Ş.	Eski Buyukdere Caddesi Tekfen Tower No. 209 Kat: 17 4 Levent 34394 Istanbul, Turkey
Uganda	Standard Chartered Bank Uganda Limited	5 Speke Road P.O. Box 7111 Kampala, Uganda
Ukraine	PJSC Citibank	16-g Dymytrova St. Kyiv 03150, Ukraine
United Arab Emirates – Dubai Financial Market	HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai	HSBC Securities Services Emaar Square Level 3, Building No. 5

	Banking Corporation Limited)	P O Box 502601 Dubai, United Arab Emirates
United Arab Emirates – Dubai International Financial Center	HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	HSBC Securities Services Emaar Square Level 3, Building No. 5 P O Box 502601 Dubai, United Arab Emirates
United Arab Emirates – Abu Dhabi	HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	HSBC Securities Services Emaar Square Level 3, Building No. 5 P O Box 502601 Dubai, United Arab Emirates
United Kingdom	State Street Bank and Trust Company, United Kingdom branch	525 Ferry Road Edinburgh EH5 2AW, Scotland
Uruguay	Banco Itaú Uruguay S.A.	Zabala 1463 11000 Montevideo, Uruguay
Venezuela	Citibank, N.A.	Centro Comercial El Recreo Torre Norte, Piso 19 Avenida Casanova Caracas, Venezuela 1050
Vietnam	HSBC Bank (Vietnam) Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	Centre Point 106 Nguyen Van Troi Street Phu Nhuan District Ho Chi Minh City, Vietnam
Zambia	Standard Chartered Bank Zambia Plc.	Standard Chartered House Cairo Road P.O. Box 32238 10101, Lusaka, Zambia
Zimbabwe	Stanbic Bank Zimbabwe Limited (as delegate of Standard Bank of South Africa Limited)	3rd Floor Stanbic Centre 59 Samora Machel Avenue Harare, Zimbabwe

W:\17f-5\FCMFUNDS\SchedA_Enhanced.doc

8

State Street

Global Custody Network

December 31, 2014

DEPOSITORIES OPERATING IN NETWORK MARKETS

MARKET	DEPOSITORY	TYPES OF SECURITIES
Albania	Bank of Albania	Government debt
Argentina	Caja de Valores S.A.	Equities, government and corporate bonds, and corporate money market instruments
Australia	Austraclear Limited	Government securities, corporate bonds, and corporate money market instruments
Austria	Oesterreichische Kontrollbank AG (Wertpapiersammelbank Division)	All securities listed on Wiener Börse AG, the Vienna Stock Exchange (as well as virtually all other Austrian securities)
Bahrain	Clearing, Settlement, Depository and Registry System of the Bahrain Bourse	Equities
Bangladesh	Bangladesh Bank	Government securities
	Central Depository Bangladesh Limited	Equities and corporate bonds
Belgium	Euroclear Belgium	Equities and most corporate bonds
	National Bank of Belgium	Government securities, corporate bonds, and money market instruments
Benin	Dépositaire Central – Banque de Règlement

All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Bermuda	Bermuda Securities Depository	Equities, corporate bonds
Federation of Bosnia and Herzegovina	Registar vrijednosnih papira u Federaciji Bosne i Hercegovine, d.d.	Equities, corporate bonds, government securities, money market instruments
Botswana	Bank of Botswana	Government debt
	Central Securities Depository Company of Botswana Ltd.	Equities and corporate bonds
Brazil	Central de Custódia e de Liquidação Financeira de Títulos Privados (CETIP)	Corporate debt and money market instruments
	Companhia Brasileira de Liquidação e Custódia (CBLC)	All equities listed on BM&F BOVESPA S.A. and SOMA, and non-financial corporate bonds traded at BM&F BOVESPA S.A.
	Sistema Especial de Liquidação e de Custódia (SELIC)	Government debt issued by the central bank and the National Treasury
Bulgaria	Bulgarian National Bank	Government securities
	Central Depository AD	Eligible equities and corporate bonds
Burkina Faso	Dépositaire Central – Banque de Règlement

All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Canada	The Canadian Depository for Securities Limited	All book-entry eligible securities, including government securities, equities, corporate bonds, money market instruments, strip bonds, and asset-backed securities
Chile	Depósito Central de Valores S.A.	Government securities, equities, corporate bonds, mortgage- backed securities, and money market instruments
People’s Republic of China	China Securities Depository and Clearing Corporation Limited, Shanghai and Shenzhen Branches	A shares, B shares, Treasury bonds, local government bonds, enterprise bonds, corporate bonds, open and closed- end funds, convertible bonds, and warrants
China Central Depository and Clearing Co., Ltd.

Bonds traded through the China Interbank Bond Market (CIBM), including Treasury bonds, local government bonds, policy bank bonds, central bank bills, medium-term notes, commercial paper, enterprise bonds, and commercial bank bonds

Colombia	Depósito Central de Valores	Securities issued by the central bank and the Republic of Colombia
	Depósito Centralizado de Valores de Colombia S.A. (DECEVAL)	Equities, corporate bonds, money market instruments
Costa Rica	Central de Valores S.A.	Securities traded on Bolsa Nacional de Valores
Croatia	Središnje klirinško depozitarno društvo d.d.	Eligible equities, corporate bonds, government securities, and corporate money market instruments
Cyprus	Central Depository and Central Registry	Equities, corporate bonds, dematerialized government securities, corporate money market instruments
Czech Republic	Centrální depozitář cenných papírů, a.s.	All dematerialized equities, corporate debt, and government debt, excluding Treasury bills
	Czech National Bank	Treasury bills
Denmark	VP Securities A/S	Equities, government securities, corporate bonds, corporate money market instruments, warrants
Egypt	Central Bank of Egypt	Treasury bills
	Misr for Central Clearing, Depository and Registry S.A.E.	Eligible equities, corporate bonds, and Treasury bonds
Estonia	AS Eesti Väärtpaberikeskus	All registered equity and debt securities
Finland	Euroclear Finland	Equities, corporate bonds, government securities, money market instruments
France	Euroclear France	Government securities, equities, bonds, and money market instruments
Republic of Georgia	Georgian Central Securities Depository	Equities, corporate bonds, and money market instruments
	National Bank of Georgia	Government securities
Germany	Clearstream Banking AG, Frankfurt	Equities, government securities, corporate bonds, money market instruments, warrants, investment funds, and index certificates
Ghana	Central Securities Depository (Ghana) Limited	Government securities and Bank of Ghana securities; equities and corporate bonds
Greece	Bank of Greece, System for Monitoring Transactions in Securities in Book-Entry Form	Government debt

	Hellenic Central Securities Depository	Eligible listed equities, government debt, and corporate bonds
Guinea-Bissau	Dépositaire Central – Banque de Règlement

All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Hong Kong	Central Moneymarkets Unit	Government debt (i.e., exchange fund bills and notes issued by the HKMA), other private debt, and money market instruments
	Hong Kong Securities Clearing Company Limited	Securities listed or traded on the Stock Exchange of Hong Kong Limited
Hungary	KELER Központi Értéktár	Government securities, equities, corporate bonds, and investment fund notes
Iceland	Icelandic Securities Depository Limited	Government securities, equities, corporate bonds, and money market instruments
India	Central Depository Services (India) Limited	Eligible equities, debt securities, and money market instruments
	National Securities Depository Limited	Eligible equities, debt securities, and money market instruments
	Reserve Bank of India	Government securities
Indonesia	Bank Indonesia	Sertifikat Bank Indonesia (central bank certificates), Surat Utang Negara (government debt instruments), and Surat Perbendaharaan Negara (Treasury bills)
	PT Kustodian Sentral Efek Indonesia	Equities, corporate bonds, and money market instruments
Ireland	Euroclear UK & Ireland Limited*	GBP- and EUR-denominated money market instruments
	Euroclear Bank S.A./N.V.	Government securities
Israel	Tel Aviv Stock Exchange Clearing House Ltd. (TASE Clearing House)	Government securities, equities, corporate bonds and trust fund units
Italy	Monte Titoli S.p.A.	Equities, corporate debt, government debt, money market instruments, and warrants
Ivory Coast	Dépositaire Central – Banque de Règlement

All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Japan	Bank of Japan – Financial Network System	Government securities
	Japan Securities Depository Center (JASDEC) Incorporated	Equities, corporate bonds, and corporate money market instruments
Jordan	Central Bank of Jordan	Treasury bills, government bonds, development bonds, and public entity bonds
	Securities Depository Center	Equities and corporate bonds
Kazakhstan	Central Securities Depository	Government securities, equities, corporate bonds, and money market instruments
Kenya	Central Bank of Kenya	Treasury bills and Treasury bonds

	Central Depository and Settlement Corporation Limited	Equities and corporate debt
Republic of Korea	Korea Securities Depository	Equities, government securities, corporate bonds and money market instruments
Kuwait	Kuwait Clearing Company	Money market instruments, equities, and corporate bonds
Latvia	Latvian Central Depository	Equities, government securities, corporate bonds, and money market instruments
Lebanon	Banque du Liban	Government securities and certificates of deposit issued by the central bank
	Custodian and Clearing Center of Financial Instruments for Lebanon and the Middle East (Midclear) S.A.L.	Equities, corporate bonds and money market instruments
Lithuania	Central Securities Depository of Lithuania	All securities available for public trading
Malaysia	Bank Negara Malaysia	Treasury bills, Bank Negara Malaysia bills, Malaysian government securities, private debt securities, and money market instruments
	Bursa Malaysia Depository Sdn. Bhd.	Securities listed on Bursa Malaysia Securities Berhad
Mali	Dépositaire Central – Banque de Règlement

All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Mauritius	Bank of Mauritius	Government debt (traded through primary dealers)
	Central Depository and Settlement Co. Limited	Listed and unlisted equity and debt securities (corporate debt and T-bills traded on the exchange)
Mexico	S.D. Indeval, S.A. de C.V.	All securities
Morocco	Maroclear	Eligible listed equities, corporate and government debt, certificates of deposit, commercial paper
Namibia	Bank of Namibia	Treasury bills
Netherlands	Euroclear Nederland	Government securities, equities, corporate bonds, corporate money market instruments, and stripped government bonds
New Zealand	New Zealand Central Securities Depository Limited	Government securities, equities, corporate bonds, and money market instruments
Niger	Dépositaire Central – Banque de Règlement

All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Nigeria	Central Bank of Nigeria	Treasury bills and government bonds
	Central Securities Clearing System Limited	Equities and corporate bonds traded on the Nigeria Stock Exchange
Norway	Verdipapirsentralen	All listed securities
Oman	Muscat Clearing & Depository Company S.A.O.C.	Equities, corporate bonds, government debt

Pakistan	Central Depository Company of Pakistan Limited	Equities and corporate bonds
	State Bank of Pakistan	Government securities
Palestine	Clearing, Depository and Settlement system, a department of the Palestine Exchange	Equities listed on the Palestine Exchange
Panama	Central Latinoamericana de Valores, S.A. (LatinClear)	Equities, government and corporate debt, commercial paper, short-term securities
Peru	CAVALI S.A. Institución de Compensación y Liquidación de Valores	All securities in book-entry form traded on the stock exchange
Philippines	Philippine Depository & Trust Corporation	Eligible equities and debt
	Registry of Scripless Securities (ROSS) of the Bureau of the Treasury	Government securities
Poland	Rejestr Papierów Wartościowych	Treasury bills
	Krajowy Depozyt Papierów Wartościowych, S.A.	Equities, corporate bonds, corporate money market instruments, Treasury bonds, warrants, and futures contracts
Portugal	INTERBOLSA - Sociedad Gestora de Sistemas de Liquidação e de Sistemas Centralizados de Valores Mobiliários, S.A.	All local Portuguese instruments
Qatar	Qatar Central Securities Depository	Equities, government bonds and Treasury bills listed on the Qatar Exchange
Romania	National Bank of Romania	Treasury bills and bonds
	S.C. Depozitarul Central S.A.	Bursa de Valori Bucuresti- (Bucharest Stock Exchange-) listed equities, corporate bonds, government bonds, and municipal bonds
Russia	National Settlement Depository	Eligible equities, Obligatsii Federal’nogo Zaima (OFZs), and corporate debt denominated in RUB
Saudi Arabia	Saudi Arabian Monetary Agency	Government securities and Saudi government development bonds (SGDBs)
	Tadawul Central Securities Depository	Equities
Senegal	Dépositaire Central – Banque de Règlement

All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Serbia	Central Securities Depository and Clearinghouse	All instruments
Singapore	Monetary Authority of Singapore	Government securities
	The Central Depository (Pte.) Limited	Eligible listed equities and eligible private debt traded in Singapore
Slovak Republic	Centrálny depozitár cenných papierov SR, a.s.	All dematerialized securities
Slovenia	KDD – Centralna klirinško depotna družba d.d.	All publicly traded securities

South Africa	Strate (Pty) Ltd.	Eligible equities, government securities, corporate bonds, money market instruments, and warrants
Spain	IBERCLEAR	Government securities, equities, warrants, money market instruments, and corporate bonds
Sri Lanka	Central Bank of Sri Lanka	Government securities
	Central Depository System (Pvt) Limited	Equities and corporate bonds
Republic of Srpska	Central Registry of Securities in the Republic of Srpska JSC	Government securities, equities, and corporate and municipal bonds
Sweden	Euroclear Sweden	Government securities, equities, bonds, money market instruments, derivatives, exchange traded funds, and warrants
Switzerland	SIX SIS AG	Government securities, equities, corporate bonds, money market instruments, derivatives, mutual funds, and warrants
Taiwan - R.O.C.	Central Bank of the Republic of China (Taiwan)	Government securities
	Taiwan Depository and Clearing Corporation	Listed equities, short-term bills, and corporate bonds
Tanzania	Central Depository System (CDS), a department of the Dar es Salaam Stock Exchange	Equities and corporate bonds
Thailand	Thailand Securities Depository Company Limited	Government securities, equities and corporate bonds
Togo	Dépositaire Central – Banque de Règlement

All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Trinidad and Tobago	Central Bank of Trinidad and Tobago	Government debt
	Trinidad and Tobago Central Depository Limited	Equities and corporate debt
Tunisia	Tunisie Clearing	All eligible listed securities
Turkey	Central Bank of Turkey	Government securities
	Central Registry Agency	Equities, corporate bonds, money market instruments, mutual fund certificates, exchange traded funds
Uganda	Bank of Uganda	Treasury bills and Treasury bonds
	Securities Central Depository	Equities, corporate bonds
Ukraine	National Depository of Ukraine	Equities, bonds, and money market instruments
United Arab Emirates – Abu Dhabi	Clearing, Settlement, Depository and Registry department of the Abu Dhabi Securities Exchange	Equities, government securities, and corporate debt
United Arab Emirates – Dubai Financial Market	Clearing and Depository System, a department of the Dubai Financial Market	Equities, government securities, and corporate debt listed on the DFM
United Arab	Central Securities Depository, owned and	Equities, corporate bonds, and corporate money market

Emirates - Dubai International Financial Center	operated by NASDAQ Dubai Limited	instruments
United Kingdom	Euroclear UK & Ireland Limited	GBP- and EUR-denominated money market instruments
Uruguay	Banco Central del Uruguay	Government securities
Venezuela	Banco Central de Venezuela	Government securities
	Caja Venezolana de Valores	Equities and corporate bonds
Vietnam	Vietnam Securities Depository	Equities, government bonds, T-bills, corporate bonds, and public fund certificates
Zambia	Bank of Zambia	Treasury bills and Treasury bonds
	LuSE Central Shares Depository Limited	Treasury bonds, corporate bonds, and equities
Zimbabwe	Chengetedzai Depository Company Limited	Equities and corporate bonds
	Reserve Bank of Zimbabwe	Treasury bills and Treasury bonds
TRANSNATIONAL DEPOSITORIES
Euroclear Bank S.A./N.V.	Domestic securities from more than 40 markets
Clearstream Banking, S.A.	Domestic securities from more than 50 markets